UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-03287

                         New Alternatives Fund

(Exact name of registrant as specified in charter)

150 Broadhollow Road, Suite PH2

                         Melville, New York 11747

(Address of principal executive offices) (Zip code)

David J. Schoenwald, President

New Alternatives Fund

150 Broadhollow Road, Suite PH2

                         Melville, New York 11747

(Name and address of agent for service)

Registrant’s telephone number, including area code:  631-423-7373

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

New Alternatives Fund
A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING
ALTERNATIVE ENERGY AND THE ENVIRONMENT
ANNUAL
FINANCIAL REPORT
INVESTOR SHARES: NAEFX
CLASS A SHARES: NALFX
December 31, 2022
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.
THE FUND	150 Broadhollow Road	Melville, New York 11747	(800) 423-8383	(631) 423-7373
BNY Mellon Investment Servicing (US) Inc.	PO Box 534456	Pittsburgh, PA 15253	(800) 441-6580	(610) 382-7819
Overnight Address	500 Ross Street	Pittsburgh, PA 15262
Foreside Funds Distributors LLC	3 Canal Plaza, Suite 100	Portland, ME 04101
Recycled Paper

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
Dear Shareholders,
2022 was certainly a year of political and economic uncertainty around the world. New Alternatives Fund and renewable energy companies in general received a welcome bump of optimism and rising values at the beginning of the third quarter of the year after the passage of the Inflation Reduction Act. This enthusiasm was short lived as political uncertainty set in after the mid-term election in the U.S. The Russian invasion of Ukraine continues to disrupt economies in Europe and the reshuffling of alliances involving the Western allies, Russia, China, India and other nations has created additional motivation to increase renewable energy development. The upward march of interest rates by the Federal Reserve Bank’s efforts to tame inflation in the U.S. has added to the existing pressures on the cost margins and dampened the profitability and cash flow for many companies in this sector. Stock markets around the world have reacted negatively to all these events.
Fund Performance: After showing some signs of a rebound during the third quarter of 2022, New Alternatives Fund, and the stock market in general, resumed heading down in value. Renewable energy development continued to grow around the world, but was buffeted by ongoing political upheavals, rising interest rates and basic material costs. A number of projects were shelved or delayed. The lower expectations for growth in this sector added to the retreat of the share values of most of the companies in the Fund’s portfolio. Of the 41 companies in the Fund as of December 31, 2022, five ended the year up in share value and the remaining 36 went down in share value.
The Fund’s Class A Shares had a total return of -15.93 per cent and the Investor Shares had a total return of -16.14 per cent for the period from January 1 to December 31, 2022.
The Net Asset Value (“NAV”) of New Alternatives Fund’s Class A Shares was $87.80 on December 31, 2021, and closed at $70.57 on December 31, 2022. The NAV of New Alternatives Fund’s Investor Shares was $87.35 on December 31, 2021, and closed at $70.21 on December 31, 2022. The Fund’s total net assets decreased from $456,262,345 on December 31, 2021 to $378,630,909 on December 31, 2022. This decrease of $77,631,436 was due primarily to a net loss in the share prices of most of the companies in the Fund's portfolio.
Approximately 30.7 per cent of the Fund’s investments at December 31, 2022 were in U.S. based companies, including 4.4 per cent held in cash (and cash equivalents) in U.S. banks and credit unions. European companies comprised approximately 46 per cent of the Fund’s holdings, with 31.2 per cent of that amount priced in Euros. The remaining countries and regions represented in the Fund’s portfolio included: Canada/Bermuda: 17.1 per cent; and Asia/Oceana (Japan, China, New Zealand, Australia), 6.2 per cent. More details on this are contained on the chart on page 16.
Starting with this report, we have reorganized our Schedule of Investments, starting on page 12. We hope our changes will better reflect the sectors represented in the Fund’s portfolio. The primary change is that we separated out the actual “Utilities” from the broad category of “Renewable Energy Power Producers & Developers.” All these companies operate and maintain renewable energy generation projects. Utilities are companies that provide direct service to consumers for electricity,

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
water, and heating. Renewable energy power producers and developers build and operate the generating projects and contract to sell the power to utilities and grid operators.
The Fund’s negative performance for 2022 was still primarily due to our concentration of investments in renewable energy power producers and developers, utilities, wind turbine manufacturers and sustainable energy financial services. This group of stocks have been volatile during recent years. These four sectors comprise approximately 76.7 per cent of total Fund holdings on December 31, 2022. During 2022, the renewable energy power producers had a net loss of approximately -23.3 per cent; utilities were down -8 per cent; wind turbine manufacturers experienced a net loss of approximately -25.5 per cent; and our one holding in sustainable energy financial services—Hannon Armstrong Sustainable Infrastructure Capital, Inc.—was down approximately -45.4 per cent.
To a certain extent, the same issues that have been creating the economic downturn for the past 3 years continue to challenge us today. Supply chains have eased somewhat, but there are still significant backlogs around the world. The recent surge of Covid cases in China, following the easing of the stringent lockdown that was being imposed there, has hampered the recovery of all the manufacturing sectors that have become dependent on Chinese products. China is still responsible for upwards of 90 per cent of lithium refining, regardless of where the lithium is produced. The same situation still applies to the majority of solar panel and module manufacturing. The Inflation Reduction Act (IRA) and the CHIPS Act include funding to develop more domestic sources of these vital materials for renewable energy projects.
Russia’s continuing war in Ukraine has given Europe an incentive to ramp up renewable energy development, but the process of constructing and operating an expanded network of secure, domestic clean energy facilities, along with the necessary infrastructure upgrades, is a long-term project. The countries affected by Russia’s control of gas supply lines are still scrambling to meet their current energy needs and in too many cases are turning retired coal and gas plants back on to get them through the immediate period. This has allowed oil and coal companies, both in the U.S. and abroad, reason to ramp up new production, and allowed them to reap record profits while many other economic sectors languish.
Another factor which has adversely affected New Alternatives Fund in particular is the recent retreats in the value of the Euro and the Canadian Dollar against the U.S. Dollar. The Euro lost approximately 7 per cent of its value during the year and the Canadian Dollar also shed about 6 per cent of its value versus the U.S. currency. The Fund’s large exposure to company shares valued in Euros (31 per cent of our holdings) and Canadian Dollars (17 per cent) acted as a “multiplier” of the drop of the share prices based on these currencies. Of course, this is a double-edged sword (pardon the hackneyed metaphor), as we have benefited in past years when the currency rates moved in the other direction.
The five companies that went up in share value in this otherwise dismal year included: Fluence Energy, Inc., which was only added to the Fund on November 3, 2022, increased by 20.4 per cent by year end. Canadian power producer Boralex, Inc. ended the year up 7.8 per cent. New Zealand-based

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
utility and renewable energy developer Infratil Ltd finished 2022 up 0.2 per cent. Shoals Technologies Group, a developer of electrical balance of power systems for solar energy production, saw its share value rise 1.5 per cent. And Hydro One Ltd., a Canadian utility, was up 4.4 per cent for the year ending December 31, 2022. This group of holdings comprised 5.2 per cent of the total portfolio so, unfortunately, their share price increases had minimal impact overall.
Given that so much of the Fund’s holdings were down for the year, we’ll focus on the ten largest positions that comprised 46.9 per cent of the total assets for a clear picture of how New Alternatives Fund’s assets took such a downturn. From the first stock through the tenth, these companies shed the noted value: Iberdrola SA, down 1.3 per cent; NextEra Energy Partners LP, down 16.9 per cent; Clearway Energy, Inc., Class A, down 10.6 per cent; EDP Renovaveis SA, down 11.6 per cent; Enel SpA, down 32.9 per cent; Eversource Energy, down 7.8 per cent; Hannon Armstrong, as noted above, down approximately 45.4 per cent; Avangrid, Inc., down 13.8 per cent; Orsted A/S, down 28.9 per cent; and Acciona SA, down 3.8 per cent.
Other significant losses in our holdings during 2022 include: Algonquin Power and Utilities Corp., down 54.9 per cent and TransAlta Renewables, Inc., down 44.3 per cent (both Canada); Panasonic Corp., down 24 per cent and Shimano, Inc., down 41.3 per cent (both Japan); and Manawa Energy, Inc. (New Zealand), down 37.1 per cent.
Portfolio Holdings and Changes: As reported in our Semi-Annual Report, as of June 30, 2022, we added two companies to our holdings in the first half of the year. These were ABB, Ltd., a Switzerland based manufacturer of electric components for energy management, charging stations and transportation systems; and Siemens AG, a German broad industrial company which manufactures energy management systems for buildings, transportation networks and energy generation.
In the period from July 1 to December 31, 2022, we added three more companies to the Fund’s portfolio. These included Carrier Global Corporation, best known in the U.S. as an air conditioner and refrigeration company. Carrier has emerged as a leading manufacturer and installer of HVAC (heating, ventilation and air conditioning) and heat pump systems geared to improve building energy efficiency and transportation refrigeration technology to reduce food waste.
Other additions to the Fund include: Fluence Energy, Inc., a developer and manufacturer of energy storage and digital control systems to help integrate renewable energy generation into existing electrical grids; and QuantumScape Corporation, a developer of lithium battery technology for electric vehicles and energy storage systems.
In October 2022, Brookfield Renewable Partners LP, one of the Fund’s larger holdings, announced that it was entering a partnership with uranium supply company Cameco Corp. to acquire Westinghouse Electric Company for its nuclear power service business. Brookfield will own 51 per cent of Westinghouse and Cameco will own 49 per cent. Brookfield, through its Renewable Partners LP and Renewable Corp., is one of the world’s largest developers of renewable energy projects. It has

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
been a cornerstone holding of the Fund for many years. At December 31, 2021, the two Brookfield entities comprised 7.8 per cent of New Alternatives Fund’s total portfolio.
Brookfield has embraced the idea, which has gained support of late, that nuclear power has a role to play as a “clean” source of energy. It is true that the process of using nuclear materials to generate electricity does not emit greenhouse gases. But the Fund managers took an early position that nuclear power technology, including the entire fuel cycle, was not an environmentally safe form of power generation and therefore, it was not an appropriate investment choice for the Fund. After considering Brookfield’s announcement of this acquisition and their plans to promote it as part of their ongoing business model, we have begun a slow process of selling off our Brookfield holdings. We do so reluctantly as we consider Brookfield to be a solid company with excellent prospects. While we proceed with this course of action, we will do additional research on the issue of nuclear power. We don’t think we will change our minds, but there have been technological advances in this area over the last 40 years so we feel it is part of our fiduciary responsibility to our shareholders to be informed on the current state of this power source that has been gaining adherents among some climate change activists.
As we noted in the June 30, 2022 report, we sold off our position in Koninklijke Philips NV, the Dutch-based company that had moved out of its efficient lighting and electronic component manufacturing lines and so seemed no longer appropriate for inclusion in New Alternatives Fund.
Before the end of 2022, we were notified that one of our long-term holdings in wind turbine manufacturing, Siemens Gamesa Renewable Energy SA, was going to be bought out and folded into its parent company Siemens Energy AG. Siemens Gamesa had originally started out as the Spain-based Gamesa Corporation and had grown to the 4th largest wind turbine developer in the world. It was a pioneering firm in the design and developing of offshore turbines for the last decade. Gamesa was partially acquired by Germany-based industrial giant Siemens AG as part of their energy subsidiary, but it continued to operate and was listed as an independent company in Spain until the buyout was completed just as this report was going to press. Siemens Gamesa will continue to operate as a subdivision of Siemens Energy AG, which will also continue to develop its gas turbine, transmission line and power distribution businesses. We are still evaluating whether to reallocate our previous investment in Gamesa in Siemens Energy or perhaps seek other renewable energy companies to add to our holdings.
Over the course of 2022, other than the deletions and additions to the companies in the Fund that we mentioned above, we did make some adjustments in the shares of some companies. We made relatively few sales and were fortunate enough to have cash available for additional purchases. Given our underlying principle of long term investment in our holdings, we have seen the current decline across the board in share values as a buying opportunity. During 2022, we added to the following positions: Panasonic Corporation (Japan); Enel SpA and Terna Rete Elettrica Nazionale SpA (all Italy); Innergex Renewable Energy, Inc., TransAlta Renewables, Inc., Canadian Solar, Inc., Hydro One Ltd., (all Canada); Orsted A/S and Vestas Wind Systems A/S (Denmark); BYD Company Ltd.

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
(China) and Signify NV (Netherlands). Among the U.S. based companies in the Fund, we increased our shares of Shoals Technologies Group, Inc., Class A; Owens Corning, Inc.; Hannon Armstrong Sustainable Infrastructure Capital, Inc.; and Xylem, Inc.
In addition to the Brookfield sale we discussed above, we trimmed our share holdings of the following: Acciona SA, Iberdrola SA and EDP Renovaveis SA (all Spain); and Veolia Environnement SA ADR (France).
Cash Holdings: At year end, approximately 4.4 per cent of the Fund’s net assets were held in cash (and cash equivalents) in U.S. banks and credit unions.
Income from Dividends and Interest: The per share dividend for Class A Shares went up from $0.48 in 2021 to $0.80 in 2022. The per share dividend for Investor Shares went up from $0.25 in 2021 to $0.60 in 2022.
The Fund made a return of capital of $0.01 per share for both Class A Shares and Investor Shares in 2022.  This was a decrease from the $0.13 per share return of capital made for both Class A Shares and Investor Shares in 2021.
Realized and Unrealized Capital Gain/Loss: The Fund paid a net realized gain of $2.46 per share for both Class A Shares and Investor Shares in 2022. This was a decrease from the $3.90 per share capital gain paid in 2021.
This year’s decrease in total net assets was due to a net increase of $11,941,339 for share subscriptions and a loss of -$72,743,378 from realized losses from investments and foreign currency and a net decrease from distributable earnings of $16,829,397 paid to shareholders.
Expenses: The Fund’s cost of operations went down in 2022 mostly due to costs associated with the decrease of the Fund’s assets. The number of shareholder accounts decreased as well. The amounts paid to the investment advisor, Accrued Equities, Inc., the Bank of New York Mellon (the Fund’s custodian) and BNY Mellon Investment Servicing (U.S.), Inc. (the Fund’s accounting agent, transfer agent and administrator) are largely based on net assets. The Fund’s net assets decreased during 2022, ending approximately 17 per cent lower for the entire year. BNY Mellon, in its role as transfer agent, bases its fees on the number of shareholder accounts established during the year. This figure increased incrementally during the year. Total Fund Expenses decreased by $386,700 or approximately 9.5 per cent. The total number of shares increased from 5,198,394 on December 31, 2021 to 5,366,801on December 31, 2022, approximately 3.2 per cent. As result of the overall decrease in the Fund’s net assets in both share classes, the expense ratio for the Class A Shares increased from 0.85 per cent in 2021 to 0.89 per cent in 2022. The expense ratio for the Investor Shares includes an additional 12b-1 fee of 0.25 per cent for an expense ratio of 1.14 per cent in 2022, up from 1.10 per cent for 2021.

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
The Fund Web Site/On-Line Capabilities: We continue to build the Fund’s on-line functions and web site features. All relevant Fund documents are posted on our web site which can be accessed at www.newalternativesfund.com.
We encourage all shareholders to create an on-line account log-on, which is available through a link on our web site. When you access the web site, go to the “Open An Account” link on the selection bar and follow the instructions to create your account access. You can use this link to open an account, purchase or redeem shares, check the current balance of your account, sign up for e-delivery of reports and documents, and perform account maintenance such as address changes.
Shareholder Comments: Our shareholders have always been one of our best resources for getting the word out about New Alternatives Fund. If you believe that the Fund is a positive investment in our planet's future, as well as a good investment in general, we encourage you to tell your friends and ask your financial advisors to look into adding the Fund to their socially responsible, sustainable investment choices. All the information you need is available on our web site at www.newalternativesfund.com.
We continue to receive, use and welcome advice and comments from shareholders. You can contact us by e-mail at: info@newalternativesfund.com, regular “snail mail” (Support the Postal Service!) or give us a call at 800-423-8383 or 631-423-7373. Please note that the mailing address for new account applications has changed effective March 2023 and is as follows;
New Alternatives Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534456
Pittsburgh, PA 15253-4456
For Overnight mail:
New Alternatives Fund
c/o BNY Mellon Investment Servicing (US) Inc.
Attn: 534456
AIM 154-0520
500 Ross Street
Pittsburgh, PA 15262

NEW ALTERNATIVES FUND
SHAREHOLDER LETTER (UNAUDITED)
SPECIAL NOTE (Round 5): Many of you have created on-line access to your accounts and have chosen to receive your reports electronically. But we heard from a number of you who preferred to continue receiving printed copies of our reports. So, we have decided that, for the foreseeable future, we will continue to print and mail out paper copies of our annual and semi-annual reports. Those of you who prefer to receive your reports by email, please create an on-line account link or indicate in an existing on-line account this preference. If, at some point in the future, we decide to go to all electronic delivery, you will receive a mailed notice ahead of the change. For now, you will continue to receive printed reports unless you tell us otherwise.
David Schoenwald
Murray Rosenblith
Kate Don Angelo
February 22, 2023
The Principal Underwriter is Foreside Funds Distributors LLC and the Co-Distributor is Accrued Equities, Inc.
Investment Objective: The Fund’s investment objective is long-term capital appreciation, with income as a secondary objective. We seek to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include Yieldco's, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25 percent of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry.
“Alternative Energy” or “Renewable Energy” means the production, conservation, storage, and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.
Risk Disclosure: All investments are subject to inherent risks. An investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund. This disclosure of risks is not complete. Go to our web site at: www.newalternativesfund.com, call 800-423-8383 or write to the Fund to obtain a prospectus that contains a more complete description of risks associated with investment in the Fund and other information about the Fund.

New Alternatives Fund Class A Shares Growth of $10,000 vs. The S&P 500® Index
(Unaudited)
Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The “Load” performance quoted reflects a deduction for Class A Shares’ maximum front-end sales charge of 3.50%. Returns include the reinvestment of dividends and distributions. Performance data current to the most recent month-end may be obtained by calling 800-423-8383. The graph and table do not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s total annual operating expenses, as stated in its current prospectus dated April 30, 2022 are 0.85%*** for the Class A Shares.
*** Per prospectus. The expense ratio presented above may vary from the expense ratio presented in other sections of this report which is based on expenses incurred during the year covered by this report.

New Alternatives Fund Investor Shares Growth of $10,000 vs. The S&P 500® Index
(Unaudited)
Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. A 2.00% redemption fee applies to Investor Shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. Returns include the reinvestment of dividends and distributions. Performance data current to the most recent month-end may be obtained by calling 800-423-8383. The graph and table do not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s total annual operating expenses, as stated in its current prospectus dated April 30, 2022 are 1.10%*** for the Investor Shares.
The S&P 500® Index is an unmanaged stock market index and does not reflect any asset-based charges for investment management or transaction expenses. You cannot invest directly in this index. Current and future portfolio holdings are subject to change and risk.
* The inception date for Investor Shares of New Alternatives Fund was December 31, 2014.
** The performance presented is from the inception date of the Investor Shares of the Fund only and is not from the inception date of the Fund’s broad-based securities market index.
*** Per prospectus. The expense ratio presented above may vary from the expense ratio presented in other sections of this report which is based on expenses incurred during the year covered by this report.

NEW ALTERNATIVES FUND
FUND EXPENSE EXAMPLE
(Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge and redemption fees; and (2) ongoing costs, including management fees, distribution (i.e., Rule 12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period shown (July 1, 2022) and held for the entire six months ended December 31, 2022.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended December 31, 2022” to estimate the expenses you paid on your account during this period.
Note: The Fund’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc., charges an annual IRA maintenance fee of $20 for IRA accounts. That fee is not reflected in the accompanying table.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

NEW ALTERNATIVES FUND
FUND EXPENSE EXAMPLE
(Unaudited)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Six Months Ended December 31, 2022
Class A Shares *
Actual	$1,000.00	$ 954.00	$4.48
Hypothetical (assumes 5% return before expenses)	$1,000.00	$1,020.62	$4.63

Investor Shares **
Actual	$1,000.00	$ 952.80	$5.66
Hypothetical (assumes 5% return before expenses)	$1,000.00	$1,019.41	$5.85

*	Expenses are equal to the annualized expense ratio of the Fund’s Class A Shares for the six-month period of 0.91%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Class A Shares’ ending account value on the first line in the table is based on its actual total return of (4.60)% for the six-month period of July 1, 2022 to December 31, 2022.
**	Expenses are equal to the annualized expense ratio of the Fund’s Investor Shares for the six-month period of 1.15%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Investor Shares’ ending account value on the third line in the table is based on its actual total return of (4.72)% for the six-month period of July 1, 2022 to December 31, 2022.

NEW ALTERNATIVES FUND
SUMMARY OF SCHEDULE OF INVESTMENTS
December 31, 2022
(Unaudited)
Sector Diversification	% of Net Assets	Value
Common Stocks
Alternate Energy:
Renewable Energy Power Producers & Developers	42.6%	$161,287,914
Wind Turbines	5.3	20,342,753
Solar Photovoltaic	0.7	2,625,250
Utilities	24.4	92,276,725
Energy Conservation	6.0	22,619,595
Energy Management	5.3	19,997,469
Sustainable Energy Financial Services	4.4	16,663,500
Water Systems	3.8	14,442,650
Transportation	1.9	7,172,950
Energy Storage	0.8	3,161,500
Recycling & Waste Management	0.3	1,066,250
Certificates of Deposit	0.1	300,000
Other Assets in Excess of Liabilities	4.4	16,674,353
Net Assets	100.0%	$378,630,909
Top Ten Portfolio Issuers
December 31, 2022
(Unaudited)
Name	% of Net Assets
Iberdrola SA (Spain)	5.9%
NextEra Energy Partners LP	5.1
Clearway Energy, Inc., Class A	4.9
EDP Renovaveis SA (Spain/Portugal)	4.8
Enel SpA (Italy)	4.8
Eversource Energy	4.4
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	4.4
Avangrid, Inc.	4.2
Orsted A/S (Denmark)	4.2
Acciona SA (Spain)	4.1
Total Top Ten	46.8%
Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

NEW ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
COMMON STOCKS − 95.5%
Alternate Energy — 48.6%
Renewable Energy Power Producers & Developers — 42.6%
Acciona SA (Spain)	85,000	$ 15,640,880
Atlantica Sustainable Infrastructure PLC (United Kingdom)*	500,000	12,950,000
Boralex, Inc., Class A (Canada)	125,000	3,694,608
Brookfield Renewable Corp., Class A (Canada)	425,000	11,704,500
Brookfield Renewable Partners LP (Bermuda/Canada)**	350,000	8,869,000
Clearway Energy, Inc., Class A	625,000	18,700,000
EDP Renovaveis SA (Spain/Portugal)	825,000	18,174,635
Innergex Renewable Energy, Inc. (Canada)	1,250,000	14,925,000
Manawa Energy Ltd. (New Zealand)	650,000	2,063,425
NextEra Energy Partners LP*,**	275,000	19,274,750
Northland Power, Inc. (Canada)	325,000	8,856,250
Orsted A/S (Denmark)	175,000	15,903,366
TransAlta Renewables, Inc. (Canada)	1,275,000	10,531,500
		161,287,914
Solar Photovoltaic — 0.7%
Canadian Solar, Inc. (Canada)***	65,000	2,008,500
Shoals Technologies Group, Inc., Class A***	25,000	616,750
		2,625,250
Wind Turbines — 5.3%
Siemens Gamesa Renewable Energy SA (Spain)***	300,000	5,796,487
Vestas Wind Systems A/S (Denmark)	500,000	14,546,266
		20,342,753
Total Alternate Energy		184,255,917
Utilities — 24.4%
Algonquin Power & Utilities Corp. (Canada)	150,000	978,000
American Water Works Co., Inc.	25,000	3,810,500
Avangrid, Inc.	375,000	16,117,500
Enel SpA (Italy)	3,350,000	18,037,618
Eversource Energy	200,000	16,768,000
Hydro One Ltd. (Canada)	125,000	3,348,412
Iberdrola SA (Spain)	1,900,247	22,232,925
Infratil Ltd. (New Zealand)	2,000,000	10,983,770
		92,276,725
Energy Conservation — 6.0%
Carrier Global Corp.	30,000	1,237,500
Johnson Controls International PLC (Ireland)	50,000	3,200,000
Owens Corning, Inc.	30,000	2,559,000
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
	Shares	Value
Signify NV (Netherlands)	340,000	$ 11,420,845
Trane Technologies PLC (Ireland)	25,000	4,202,250
		22,619,595
Energy Management — 5.3%
ABB Ltd. (Switzerland) SP ADR	50,000	1,523,000
Siemens AG (Germany)	65,000	9,020,254
Terna-Rete Elettrica Nazionale SPA (Italy)	1,280,000	9,454,215
		19,997,469
Sustainable Energy Financial Services — 4.4%
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	575,000	16,663,500
		16,663,500
Water Systems — 3.8%
Veolia Environnement SA (France) ADR	475,000	12,231,250
Xylem, Inc.	20,000	2,211,400
		14,442,650
Transportation — 1.9%
BYD Co. Ltd. (China) ADR	130,000	6,388,200
Shimano, Inc. (Japan) ADR	50,000	784,750
		7,172,950
Energy Storage — 0.8%
Fluence Energy, Inc.***	50,000	857,500
Panasonic Holdings Corp. (Japan) ADR	225,000	1,878,750
QuantumScape Corp.***	75,000	425,250
		3,161,500
Recycling & Waste Management — 0.3%
Sims Ltd. (Australia) SP ADR	125,000	1,066,250
		1,066,250
Total Common Stocks (Cost $314,888,054)		361,656,556
	Par
CERTIFICATES OF DEPOSIT − 0.1%
Socially Concerned Banks — 0.1%
Alternatives Federal Credit Union 0.05% due 03/13/23	$ 200,000	200,000
Self Help Credit Union 3.15% due 12/30/23	100,000	100,000
Total Certificates of Deposit (Cost $300,000)		300,000
Investments in Securities (Cost $315,188,054) — 95.6%		361,956,556
Other Assets in Excess of Liabilities — 4.4%		16,674,353
Net Assets — 100.0%		$378,630,909
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
*	These entities are commonly known as “Yieldco’s”. Yieldco’s are companies formed to own operating power assets which sell most of their electric production to major utilities under long term power purchase agreements. They are expected to pay most of their earnings in dividends to shareholders. They are similar in structure to Real Estate Investment Trusts (REITs).
**	Master Limited Partnership
***	Non-income producing security.
ADR	-American Depositary Receipts
LP	-Limited Partnership
PLC	-Public Limited Company
REIT	-Real Estate Investment Trust
SP ADR	-Sponsored American Depositary Receipts
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Concluded)
December 31, 2022
Country Portfolio Issuers
(Unaudited)
Country	% of Net Assets
United States	26.2%
Canada	17.2
Spain	16.3
Denmark	8.0
Italy	7.3
New Zealand	3.5
United Kingdom	3.4
France	3.2
Netherlands	3.0
Germany	2.4
Ireland	2.0
China	1.7
Japan	0.7
Switzerland	0.4
Australia	0.3
Other Assets/Liabilities	4.4
100.0%
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022
ASSETS
Investment securities at fair value (cost: $315,188,054) (Notes 2A & 7)	$361,956,556
Cash	16,317,227
Receivables:
Capital shares subscribed	891,107
Dividends	588,377
Tax reclaims (Note 2D)	601,813
Prepaid insurance and registration	47,411
Total Assets	380,402,491
LIABILITIES
Payables:
Due to custodian in foreign currency (cost: $1,628)	1,692
Capital shares reacquired	1,383,514
Management fees	175,575
Transfer agent fees	73,242
Professional fees	38,213
Custodian fees	32,549
Postage and printing fees	16,811
12b-1 fees	5,023
Accrued expenses and other liabilities	44,963
Total Liabilities	1,771,582
Net Assets	$378,630,909
ANALYSIS OF NET ASSETS
Net capital paid in shares of capital shares	$334,869,078
Total distributable earnings	43,761,831
Net Assets	$378,630,909
Class A Shares:
Net Assets	$355,563,917
Net asset value and redemption price per share ($355,563,917/5,038,240) shares of outstanding beneficial interest, unlimited authorization, no par value	$ 70.57
Maximum offering price per share (100/96.50 of $70.57)	$ 73.13
Investor Shares:
Net Assets	$ 23,066,992
Net asset value, offering and redemption* price per share ($23,066,992/328,561) shares of outstanding beneficial interest, unlimited authorization, no par value	$ 70.21
* Redemption fee may apply (Note 1)
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022
Investment Income:
Dividends (net of $1,324,795 foreign taxes withheld)	$ 7,467,547
Total Investment Income	7,467,547
Expenses:
Management fees (Note 4)	2,146,570
Transfer agent fees	533,329
Administration and accounting fees	318,485
Legal fees	139,378
Custodian fees	162,235
Registration fees	65,582
Compliance service fees	60,766
Postage and printing fees	67,958
Trustees fees (Note 5)	39,107
Audit fees	22,963
12b-1 fees (Investor Shares) (Note 4)	62,442
Insurance fees	16,393
Other expenses	33,303
Total Expenses	3,668,511
Net Investment Income	3,799,036
Net Realized and Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Realized Gain/(Loss) from Investments and Foreign Currency Related Transactions (Notes 2B & 6):
Net realized gain from investments	12,698,201
Net realized loss from foreign currency transactions	(58,455)
Net Realized Gain	12,639,746
Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Related Translations:
Net change in unrealized appreciation/(depreciation) on investments	(89,159,612)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(22,548)
Net change in unrealized appreciation/(depreciation)	(89,182,160)
Net Realized and Unrealized Loss on Investments and Foreign Currency Related Translations	(76,542,414)
Net Decrease in Net Assets Resulting from Operations	$(72,743,378)
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
STATEMENTS OF CHANGES IN NET ASSETS
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Investment Activities:
Net investment income	$ 3,799,036	$ 1,634,484
Net realized gain from investments and foreign currency transactions	12,639,746	19,260,479
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(89,182,160)	(45,411,144)
Net decrease in net assets resulting from operations	(72,743,378)	(24,516,181)
Distributions to Shareholders from distributable earnings:
Class A Shares	(15,828,844)	(20,513,696)
Investor Shares	(967,717)	(1,281,597)
Total distributions to shareholders from distributable earnings	(16,796,561)	(21,795,293)
Distributions to Shareholders from return of capital:
Class A Shares	(31,297)	(612,236)
Investor Shares	(1,539)	(24,731)
Total distributions to shareholders from return of capital	(32,836)	(636,967)
Capital Share Transactions:
Net increase in net assets from capital share transactions (Note 3)	11,941,339	75,384,076
Total Increase/(Decrease) in Net Assets	(77,631,436)	28,435,635
Net Assets:
Beginning of the year	456,262,345	427,826,710
End of the year	$378,630,909	$456,262,345
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS
STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES
For a share outstanding throughout each year
Class A Shares	For the Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value at the beginning of year	$ 87.80	$ 97.00	$ 62.92	$ 48.48	$ 55.54
Investment Operations
Net investment income*	0.75	0.34	0.26	0.09	0.09
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(14.71)	(5.03)	38.60	17.84	(3.94)
Total from investment operations	(13.96)	(4.69)	38.86	17.93	(3.85)
Distributions
From net investment income	(0.80)	(0.48)	(0.07)	(0.26)	(0.33)
From net realized gains	(2.46)	(3.90)	(4.71)	(3.23)	(2.88)
From return of capital	(0.01)	(0.13)	—	—	—
Total distributions	(3.27)	(4.51)	(4.78)	(3.49)	(3.21)
Net asset value at end of year	$ 70.57	$ 87.80	$ 97.00	$ 62.92	$ 48.48
Total return (Sales load not reflected)	(15.93)%	(4.79)%	61.76%	36.98%	(6.93)%
Net assets, end of the year (in thousands)	$ 355,564	$ 428,017	$ 404,594	$ 228,348	$ 170,699
Ratio of expenses to average net assets	0.89%	0.85%	0.96%	1.08%	1.12%
Ratio of net investment income to average net assets	0.96%	0.36%	0.36%	0.16%	0.17%
Portfolio turnover	9.21%	8.75%	20.34%	18.78%	17.77%
Number of shares outstanding at end of the year	5,038,240	4,875,026	4,171,206	3,629,088	3,520,688
*	The selected per share data was calculated using the average shares outstanding method for the year.
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS
STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES
For a share outstanding throughout each year
Investor Shares	For the Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value at the beginning of year	$ 87.35	$ 96.52	$ 62.74	$ 48.36	$ 55.41
Investment Operations
Net investment income/(loss)*	0.55	0.11	0.08	(0.05)	(0.04)
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(14.62)	(5.00)	38.41	17.79	(3.92)
Total from investment operations	(14.07)	(4.89)	38.49	17.74	(3.96)
Distributions
From net investment income	(0.60)	(0.25)	—	(0.13)	(0.21)
From net realized gains	(2.46)	(3.90)	(4.71)	(3.23)	(2.88)
From return of capital	(0.01)	(0.13)	—	—	—
Total distributions	(3.07)	(4.28)	(4.71)	(3.36)	(3.09)
Net asset value at end of year	$ 70.21	$ 87.35	$ 96.52	$ 62.74	$ 48.36
Total return	(16.14)%	(5.02)%	61.35%	36.68%	(7.15)%
Net assets, end of the year (in thousands)	$ 23,067	$ 28,245	$ 23,232	$ 6,114	$ 3,671
Ratio of expenses to average net assets	1.14%	1.10%	1.21%	1.33%	1.37%
Ratio of net investment income/(loss) to average net assets	0.71%	0.11%	0.11%	(0.09)%	(0.08)%
Portfolio turnover	9.21%	8.75%	20.34%	18.78%	17.77%
Number of shares outstanding at end of the year	328,561	323,368	240,704	97,453	75,901
*	The selected per share data was calculated using the average shares outstanding method for the year.
The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2022
1) ORGANIZATION – New Alternatives Fund (the “Trust”) was organized as a Delaware statutory trust on June 12, 2014. The Trust currently offers one series of shares, also known as “New Alternatives Fund” (the “Fund”). The Fund is the successor to New Alternatives Fund, Inc. (the “Predecessor Company”), a New York corporation that commenced operations in 1982. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On November 14, 2014, the Predecessor Company was reorganized into the Fund. The Fund was organized for the purpose of continuing the investment operations and performance history of the Predecessor Company and prior to the reorganization had no substantial assets or prior history of investment operations. The Fund currently offers two classes of shares: Class A Shares and Investor Shares. Class A Shares represent a continuance of the original class of shares offered by the Predecessor Company. Class A Shares are sold subject to a front-end sales charge. Class A Shares of the Fund do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees. Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase. Any redemption fee imposed is retained by the Fund and is meant to deter short-term trading in Investor Shares and to offset any transaction and other costs associated with short-term trading. For the years ended December 31, 2022 and 2021, no redemption fees were imposed on the redemption of Investor Shares. Investor Shares are also subject to 12b-1 fees. The investment objective of the Fund is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include “Yieldco’s”, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly-traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” or “Renewable Energy” means the production, conservation, storage and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.
2) ACCOUNTING POLICIES – The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies followed by the Fund.
A. PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on national

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2022
securities exchanges where they are primarily traded or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost. Certificates of Deposit are valued at amortized cost, provided such amount approximates market value and are categorized in Level 2.
Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation. The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As such, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.
If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by the Fund’s investment advisor as "valuation designee" under methods established by and under the general supervision of the Trust’s Board of Trustees. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investments. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. On a quarterly basis, the valuation designee's fair value determinations will be reviewed by the Board of Trustees. The Fund does not invest in unlisted securities.
The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:
•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2022
inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s assets carried at fair value:
	Total Value at 12/31/2022	Level 1 - Quoted Price	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Common Stocks
Alternate Energy	$ 184,255,917	$ 180,561,309	$ 3,694,608	$ —
Utilities	92,276,725	88,928,313	3,348,412	—
Energy Conservation	22,619,595	22,619,595	—	—
Energy Management	19,997,469	19,997,469	—	—
Sustainable Energy Financial Services	16,663,500	16,663,500	—	—
Water Systems	14,442,650	14,442,650	—	—
Transportation	7,172,950	7,172,950	—	—
Energy Storage	3,161,500	3,161,500	—	—
Recycling & Waste Management	1,066,250	1,066,250	—	—
Certificates of Deposit	300,000	—	300,000	—
Total	$ 361,956,556	$ 354,613,536	$ 7,343,020	$ —
At the end of each calendar quarter, management evaluates the classification of Level 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2022
The Fund utilizes an external pricing service to fair value certain foreign securities in the event of any significant market movements between the time the Fund valued certain foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were not deemed to have occurred at December 31, 2022, and therefore, the Fund did not utilize the external pricing service model adjustments. Transfers in and out between Levels are based on values at the end of the period.
B. FOREIGN CURRENCY TRANSLATION – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Trust’s Board of Trustees.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Such gains or losses are included in net realized gain or loss from currency transactions on the Statement of Operations.
C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME – Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of specific lots for both financial reporting and income tax purposes in determining realized gains and losses on investments.
D. INVESTMENT INCOME AND EXPENSE RECOGNITION – Dividend income is recorded as of the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable diligence. Interest income, including amortization/accretion of premium and discount, is accrued daily. Return of capital distributions are recorded as a reduction of cost of the related investments. The Fund may be subject to foreign taxes on

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2022
income, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. The Fund applies for refunds where available. Expenses are accrued on a daily basis. Fund level expenses common to all classes are allocated to each class based upon relative daily net assets of each class. Non-cash dividends, if any, are recorded at the fair market value of the asset received.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. The Fund may be subject to foreign taxes on unrealized and realized gains on certain foreign investments. The Fund will accrue such taxes and reclaims, as applicable, based upon the current interpretation of tax rules and regulations that exist in the market in which the Fund invests. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.
F. U.S. TAX STATUS – No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
H. OTHER – In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
I. ALLOCATION – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund are allocated daily to each class of

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2022
shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.
J. CASH – Cash represents amounts held on deposit with the Fund’s custodian bank. Balances at times may exceed federally insured limits.
3) SHARES OF BENEFICIAL INTEREST – There are unlimited, no par value shares of beneficial interest authorized. On December 31, 2022, the Fund’s total shares outstanding were 5,366,801. Aggregate paid-in capital including reinvestment of dividends was $334,869,078. Transactions in shares of beneficial interest were as follows:
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A Shares
Shares of beneficial interest sold	596,474	$ 47,047,178	1,130,199	$ 108,163,681
Reinvestment of distributions	194,581	13,852,253	214,575	18,643,122
Redemptions	(627,841)	(49,275,765)	(640,954)	(59,462,868)
Net Increase	163,214	$ 11,623,666	703,820	$ 67,343,935
	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Investor Shares
Shares of beneficial interest sold	99,879	$ 7,743,767	196,564	$ 18,497,153
Reinvestment of distributions	12,259	868,194	13,623	1,177,421
Redemptions	(106,945)	(8,294,288)	(127,523)	(11,634,433)
Net Increase	5,193	$ 317,673	82,664	$ 8,040,141
Total Net Increase	168,407	$ 11,941,339	786,484	$ 75,384,076

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2022
4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES – Accrued Equities, Inc. (“Accrued Equities” or the “Advisor”), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement, and as an underwriter (but not a principal underwriter) of the Fund’s shares pursuant to a Sub-Distribution Agreement. For its investment advisory services, the Fund pays Accrued Equities an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million. The fee is accrued daily and paid monthly, in arrears. The Fund incurred management fees of $2,146,570 for the year ended December 31, 2022.
The Fund pays no remuneration to two of its trustees, David J. Schoenwald and Murray D. Rosenblith, who are also officers and owners of Accrued Equities.
Foreside Funds Distributors LLC (the “Distributor”) serves as the principal underwriter of the Fund pursuant to a Distribution Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund. The Distributor has entered into a Sub-Distribution Agreement with Accrued Equities. The Fund charges a maximum front-end sales charge of 3.50% on most new sales of the Fund’s Class A Shares. Of this amount, the Distributor and Accrued Equities receive the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new Class A Shares. Their share of the sales commission may vary. The aggregate underwriter commissions on all sales of Class A Shares of the Fund during the year ended December 31, 2022 was $46,530 and the amounts received by the Distributor and Accrued Equities were $15,510 and $31,020, respectively. The Distributor and Accrued Equities are also entitled to receive sales commissions for the sale of Class A Shares. For the year ended December 31, 2022, the Distributor and Accrued Equities received $4,719 and $22,924 in sales commissions, respectively, for the sale of Class A Shares of the Fund. Underwriter commissions and sales commissions received by the Distributor are set aside by the Distributor and used solely for distribution-related expenses.
Investor Shares of the Fund are not subject to a sales charge. The Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) for its Investor Shares in accordance with the requirements of Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan provides that the Fund may pay a fee to Accrued Equities, the Distributor, or certain broker-dealers, investment advisers, banks or other financial institutions at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Shares to finance certain activities primarily intended to sell such Investor Shares. For the year ended December 31, 2022, 12b-1 Fees of $62,442 were accrued by the Investor Shares of the Fund.
The Board of Trustees has authorized the Class A Shares of the Fund to pay sub-transfer agent fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own Class A Shares of the Fund, or to reimburse Accrued Equities for such expenses it reimbursed on behalf of the Class A Shares. The sub-transfer agent services

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2022
provided must be necessary and may not duplicate services already provided by a Fund service provider. The sub-transfer agent services may not be for distribution-related services. The fees paid by the Class A Shares may not exceed the fees that would have been incurred by customers of the financial intermediaries if they maintained their customer account directly with the Fund.
5) TRUSTEES’ FEES – For the year ended December 31, 2022, the Fund paid trustees’ fees of $39,107 to its Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).
For the year ended December 31, 2022, each Independent Trustee received an annual fee of $9,000 for their services as an Independent Trustee of the Trust. As Vice-Chairperson of the Trust’s Board of Trustees, Sharon Reier received an additional annual fee of $1,000. Each member of the Audit Committee received an additional $500 annual fee and Susan Hickey, Chairperson of the Audit Committee, received an additional annual fee of $500. The Independent Trustees are also entitled to receive reimbursement of “coach” travel expenses to attend Board Meetings. The Trustees and Officers of the Trust who are officers and owners of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund’s Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.
6) PURCHASES AND SALES OF SECURITIES – For the year ended December 31, 2022, the aggregate cost of securities purchased totaled $41,207,615. Net realized gains (losses) were computed on a specific lot basis. The proceeds received on sales of securities for the year ended December 31, 2022 was $35,560,628.
7) FEDERAL INCOME TAX INFORMATION – At December 31, 2022, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:
Cost of investments for tax purposes	$318,194,725
Unrealized appreciation for tax purposes	$ 72,170,943
Unrealized depreciation for tax purposes	(28,409,112)
Net unrealized appreciation on investments and foreign currency translation	$ 43,761,831
The tax character of distributions paid during 2022 and 2021 was as follows:
Distributions paid from:	2022	2021
Ordinary Income	$4,113,084	$2,737,286

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2022
Distributions paid from:	2022	2021
Long-Term Capital Gains	$12,683,477	$19,058,007
Return of Capital	32,836	636,967
	$16,829,397	$22,432,260
For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.
The following permanent differences as of December, 31 2022, attributable to transactions investments in partnerships were reclassified to the following accounts:
Net capital paid in shares of capital shares	$(160,635)
Total distributable earnings	160,635
As of December, 31 2022, the components of distributable earnings (deficit) on a tax basis were as follows:
Net Unrealized Appreciation on Investments and Foreign Currency Translations	$43,761,831
$43,761,831
Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
8) RISKS - Foreign Securities – Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.
Concentration – Under normal market conditions, at least 25% of the Fund’s total asset will be invested in equity securities of companies in the Alternative Energy industry. A downturn in this group of industries would have a larger impact on the Fund than on a fund that does not concentrate its investments. As of December 31, 2022, the Fund had 72.0% of its net assets invested in Alternative Energy companies.

NEW ALTERNATIVES FUND
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2022
COVID-19 – Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.
9) SUBSEQUENT EVENTS – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of
New Alternatives Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of New Alternatives Fund (the “Fund”), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
BBD, LLP
We have served as the auditor of the New Alternatives Fund since 2007.
Philadelphia, Pennsylvania
February 27, 2023

NEW ALTERNATIVES FUND
OTHER INFORMATION
(Unaudited)
1) PROXY VOTING – The Fund has proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) in the Fund documents filed with the SEC on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent twelve-month period ended June 30 is available on Form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov.
2) QUARTERLY PORTFOLIO SCHEDULES – The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC's website at http://www.sec.gov.

NEW ALTERNATIVES FUND
RULE 19a-1 NOTICE
(Unaudited)
Federal securities law requires a fund to provide shareholders with a Rule 19a-1 Notice if a distribution is made from a source other than net investment income.
This notice provides shareholders of New Alternatives Fund with information regarding the portion of the distribution paid during the fiscal year ended December 31, 2022 that was made from net investment income, net realized capital gains and return of capital.
	Class A Shares Distribution Per Share	Investor Shares Distribution Per Share
Net Investment Income	$0.80	$0.60
Net Realized Capital Gains	$2.46	$2.46
Return of Capital	$0.01	$0.01
Total:	$3.27	$3.07
The amounts and sources of the distribution reported in this notice are not being provided for tax reporting purposes. The Fund has sent a Form 1099-DIV to applicable shareholders in February, 2023 that specifies how to report this distribution for federal income tax purposes.
No action is required on your part and you should not use the information provided in this notice for tax reporting purposes.

NEW ALTERNATIVES FUND
SHAREHOLDER TAX INFORMATION
(Unaudited)
During the fiscal year ended December 31, 2022, the following dividends were paid by the Fund:
Ordinary Income	$ 4,113,084
Long-Term Capital Gains	$12,683,477
Return of Capital	$ 32,836
The Fund paid foreign taxes of $1,324,795 and recognized foreign source income of $6,386,153 pursuant to Section 853 of the Internal Revenue Code. The Fund will elect to pass these foreign taxes through to shareholders as a foreign tax credit and designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the year ended December 31, 2022.
For the year ended December 31, 2022, certain dividends may be subject to a maximum capital gains tax rate, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, 100.00% of their ordinary income dividends for the Fund qualify for the maximum capital gains tax rate. Complete information will be computed and reported in conjunction with your Form 1099-DIV.
For corporate shareholders, 24.29% of the ordinary income dividends qualify for the dividends received deduction.
Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.

NEW ALTERNATIVES FUND
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
New Alternatives Fund (the “Trust”), on behalf of its sole series of shares also known as “New Alternatives Fund” (the “Fund”), has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of the persons designated to administer the program (the “Fund Liquidity Program Administrators”), which includes representatives from Accrued Equities, Inc., the Fund’s investment adviser, and the Trust’s CCO. The Fund Liquidity Program Administrators are responsible for the program’s administration and oversight, and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Fund Liquidity Program Administrators updated their assessment of the Fund’s liquidity risk profile, considering data gathered during the period October 1, 2021 through September 30, 2022 (the “Review Period”) and the adequacy and effectiveness of the liquidity risk management program’s operations during the Review Period, in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on November 18, 2022. The Report noted that during the Review Period, the Fund’s assets were almost exclusively comprised of cash and highly liquid investments to meet shareholder redemption requests in accordance with applicable requirements. Accordingly, the Fund does not have a Highly Liquid Investment Minimum, as that term is defined in Liquidity Rule. The Report also provided information on the classification of Fund assets, noting that a small percentage were classified at Level 2. The Report concluded that the Trust’s liquidity risk management program is adequate and working effectively.

BOARD OF TRUSTEES AND OFFICERS
(Unaudited)
Information pertaining to the Trustees and Officers of the Trust is provided in the table below. Certain information on the Trustees includes information on such Trustee’s service on the Board of Directors of the Predecessor Company. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the Fund at 800-423-8383 or by visiting the Fund’s website at www.newalternativesfund.com. The mailing address for the Trustees and Officers of the Trust is c/o New Alternatives Fund, 150 Broadhollow Road, Suite PH2, Melville, New York 11747.
Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex To Be Overseen by Trustee[2]	All Directorships Held by Trustee During the Past Five Years[3]
Interested Trustee:
David J. Schoenwald* 1949	Founder, Trustee, President, Treasurer and Chairperson of the Board	Founder, Trustee, President and Treasurer, 1982 to present; Chairperson of the Board, 2008 to present.	President, Treasurer and Portfolio Manager, Accrued Equities, Inc.**	1	None
Murray D. Rosenblith* 1951	Trustee, Vice President and Secretary	Trustee, 2003 to present; Vice President, 2018 to present; Secretary, 2012 to present; Assistant Secretary, 2009 to 2012.	Vice President, Portfolio Manager and Assistant Compliance Officer (2010 to present), and employee, Accrued Equities, Inc.** (2008 to present); formerly, Executive Director, A.J. Muste Memorial Institute, an organization concerned with exploration of the link between nonviolence and social change (1985 to 2008).	1	None

BOARD OF TRUSTEES AND OFFICERS
(Unaudited)
Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex To Be Overseen by Trustee[2]	All Directorships Held by Trustee During the Past Five Years[3]
Independent Trustees:
Sharon Reier 1946	Trustee and Vice-Chairperson of the Board	Trustee, 1982 to present; Vice- Chairperson, 2008 to present.	Retired; prior thereto, freelance financial journalist; Contributor to the International Herald Tribune, (1995 to 2011); former contributor to Business Week International; former regional editor, Financial World; former editor, Boardroom Reports; former contributing editor, Institutional Investor; former staff, Forbes and American Banker.	1	None
Susan Hickey 1952	Trustee, Audit Committee Member and Audit Committee Chairperson	Trustee and Audit Committee Member, 2005 to present; Audit Committee Chairperson, 2014 to present.	Self-Employed Tax Preparer (1983 to present); prior thereto, Accounting Software Developer, AccountantsWorld, LLC. (until 2016); Member of National Association of Enrolled Agents and New York Society of Independent Accountants; Former IRS Tax Return Auditor; BA International Affairs, Stonehill College, North Easton, MA.	1	None

BOARD OF TRUSTEES AND OFFICERS
(Unaudited)
Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex To Be Overseen by Trustee[2]	All Directorships Held by Trustee During the Past Five Years[3]
Jonathan D. Beard 1948	Trustee and Audit Committee Member	Trustee, 2005 to present; Audit Committee Member, 2014 to present.	Retired; prior thereto, Self-employed Freelance Journalist for various American and European Science Magazines; Lifetime Member, Sierra Club and New York-New Jersey Trails Conference; Graduate of Columbia University 1970.	1	None
Jeffrey E. Perlman 1979	Trustee and Audit Committee Member	Trustee, 2009 to present; Audit Committee Member, 2014 to present.	President and Founder, Bright Power, a company advancing clean, cost-effective energy solutions (2004 to present); Clarinetist/Saxophonist, Romashka and various Klezmer music ensembles (1996 to present); Formerly, Consultant, Capital E, a renewable energy consulting and investment services company (2002 to 2005).	1	None
Officers of the Trust who are not Trustees:
Joseph A. Don Angelo 1948	Chief Compliance Officer	2007 to present.	Certified Public Accountant and Owner, Don Angelo and Associates, CPAs P.C. (1984 to present).	N/A	N/A

BOARD OF TRUSTEES AND OFFICERS
(Unaudited)
[1]	Each Trustee holds office until the next meeting of shareholders for the election of Trustees and until his or her successor has been elected and qualified, except in the event of his or her death, resignation or removal. Officers are appointed on an annual basis and serve at the pleasure of the Trustees.
[2]	Currently, there is only one portfolio and no fund complex.
[3]	Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.
*	An “interested person”, as defined in section 2(a)(19) of the 1940 Act. David J. Schoenwald is majority shareholder and President of the Advisor. Murray D. Rosenblith is considered an “interested person” as a result of his employment with, and ownership interest in, the Advisor.
**	David J. Schoenwald and Murray D. Rosenblith have no present enterprise, employment, position or commercial investment activity except for their positions with the Advisor, which is also the Fund’s Sub-Distributor. At the present time, the Advisor provides services only to the Fund.

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Susan Hickey is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $20,000 for 2021 and $22,963 for 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2022.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,900 for 2021 and $3,000 for 2022. The fees billed were for review by the principal accountant of the registrant’s Federal tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2022.

(e)	Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(1)

The audit committee will be responsible for evaluating the provision of non-audit services to the registrant as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) - 0 -

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $0 for 2022.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)

Not applicable. The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the audited annual report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant, which is an open-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant, which is an open-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant, which is an open-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

Based on his evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendments thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                             New Alternatives Fund

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(principal executive officer and principal financial officer)

Date        March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(principal executive officer and principal financial officer)

Date      March 3, 2023

* Print the name and title of each signing officer under his or her signature.